SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

            Date of Report (date of earliest event reported):
                                  May 22, 2001


                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


               1-9466                                  13-3216325
      (Commission File Number)              (IRS Employer Identification No.)

      3 World Financial Center
         New York, New York                               10285
       (Address of principal                           (Zip Code)
         executive offices)

                    Registrant's telephone number, including
                            area code: (212) 526-7000




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Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 33-53651 as exhibits thereto and are filed as part of this Report.

4.01 Global Security representing $30,000,000 aggregate principal amount of the Corporation's NASDAQ-100 Index RANGERS Plus Risk AdjustiNG Equity Range Securities Plus Notes Due January 24, 2003 (filed herewith)

4.02 Calculation Agency Agreement, dated as of May 22, 2001, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as calculation agent, relating to the Corporation's NASDAQ-100 Index RANGERS Plus Risk AdjustiNG Equity Range Securities Plus Notes Due January 24, 2003 (filed herewith)


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



                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  LEHMAN BROTHERS HOLDINGS INC.




                                                By:   /s/ Barrett S. DiPaolo
                                            ----------------------------------
                                                         Barrett S. DiPaolo
                                                         Vice President





Date: May 22, 2001



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


                                 EXHIBIT INDEX



Exhibit No.                         Exhibit


4.01 Global Security representing $30,000,000 aggregate principal amount of the Corporation's NASDAQ-100 Index RANGERS Plus Risk AdjustiNG Equity Range Securities Plus Notes Due January 24, 2003

4.02 Calculation Agency Agreement, dated as of May 22, 2001, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as calculation agent, relating to the Corporation's NASDAQ-100 Index RANGERS Plus Risk AdjustiNG Equity Range Securities Plus Notes Due January 24, 2003


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